Exhibit 99.2
BioVectra Inc.
Consolidated Interim Balance Sheet
(Unaudited)
As at November 30, 2012 and November 30, 2011

	2012	2011
Assets (notes 8 and 9)
Current assets
Cash and cash equivalents	$4,539,160	$5,203,241
Accounts receivable (note 2)	5,974,873	3,703,749
Income taxes receivable	716,771	4,007
Inventory (note 3)	10,924,856	7,339,652
Prepaid expenses	334,987	221,127
Construction deposits	—	671,418
Total current assets	22,490,647	17,143,194
Investment tax credits	1,696,659	465,852
Investments and advances, less current portion (note 4)	2	2
Property and equipment (notes 5 and 7)	27,338,232	26,062,206
Intangible assets (note 6)	58,472	28,651
Total assets	51,584,012	43,699,905

Liabilities
Current liabilities
Accounts payable and accrued liabilities	2,190,924	1,907,397
Construction payable	—	1,198,188
Customer deposits	1,699,281	1,296,797
Current portion of obligations under capital leases	41,073	—
Current portion of long-term debt	450,170	439,447
Current portion of funded long-term debt	1,254,488	—
	5,635,936	4,841,829
Customer deposits, less current portion	2,062,500	2,245,325
Obligations under capital leases, less current portion (note 7)	65,002	—
Long-term debt, less current portion (note 8)	3,870,088	4,323,075
Funded long-term debt (note 9)	12,928,423	9,374,348
	24,561,949	20,784,577
Contingent liabilities (note 10)

Shareholders’ Equity
Capital stock (note 11)	12,251,650	13,001,650
Retained earnings	14,770,413	9,913,678
Total shareholders' equity	27,022,063	22,915,328
Total liabilities and shareholders' equity	$51,584,012	$43,699,905

(1)

BioVectra Inc.
Consolidated Interim Statement of Retained Earnings
(Unaudited)
For the 3 month period ended November 30, 2012 and November 30, 2011

	2012	2011
Retained earnings - September 1	$13,725,821	$10,738,403
Net earnings (loss) for the period	1,144,123	(719,100)
	14,869,944	10,019,303
Dividends - Class A preferred shares	99,531	105,625
Retained earnings - November 30	$14,770,413	$9,913,678

(2)

BioVectra Inc.
Consolidated Interim Statement of Earnings
(Unaudited)
For the 3 month period ended November 30, 2012 and November 30, 2011

	2012	2011
Sales	$6,985,091	$3,867,752

Cost of sales (note 12)
Materials, supplies and freight, net of applied overheads	584,404	823,755
Wages and levies	1,891,616	1,441,245
Other manufacturing costs	1,075,431	790,750
Amortization	778,790	388,523
Total cost of sales	4,330,241	3,444,273
Gross profit	2,654,850	423,479

Expenses (note 12)
Non-manufacturing wages and levies	676,890	608,368
Interest on funded long-term debt	144,779	—
Commissions	135,216	75
Utilities	132,500	123,750
Office supplies	56,386	28,618
Advertising and donations	55,321	61,486
Insurance	50,760	38,970
Laboratory purchases	47,153	32,343
Consulting	44,204	74,157
Interest on long-term debt	36,068	39,869
Travel and accommodations	28,842	32,390
Professional fees	22,886	14,713
Communications	18,522	24,179
Bank charges and interest	14,462	6,055
Staff training and memberships	10,732	27,906
Miscellaneous	4,097	4,648
Amortization	31,909	25,052
	1,510,727	1,142,579
Net earnings (loss) for the period (note 13a)	$1,144,123	$(719,100)

(3)

BioVectra Inc.
Consolidated Interim Statement of Cash Flows
(Unaudited)
For the 3 month period ended November 30, 2012 and November 30, 2011

	2012	2011
Cash provided by (used in)
Operating activities
Net earnings (loss) for the period	$1,144,123	$(719,100)
Item not affecting cash
Amortization	810,699	413,575
	1,954,822	(305,525)
Net change in non-cash working capital items (note 15)	(782,713)	2,363,624
	1,172,109	2,058,099
Financing activities
Dividends on Class A preferred shares	(99,531)	(105,625)
Increase in funded long-term debt	—	2,064,285
Repayment of funded long-term debt	(305,071)	—
Repayment of long-term debt and capital leases	(122,629)	(108,507)
	(527,231)	1,850,153

Investing activities
Purchase of property and equipment	(472,038)	(463,242)
Purchase construction in progress	—	(3,646,212)
Grants received - AIF and Tech PEI	—	24,270
	(472,038)	(4,085,184)
Increase (decrease) in cash and cash equivalents	172,840	(176,932)
Cash and cash equivalents - September 1	4,366,320	5,380,173
Cash and cash equivalents - November 30	$4,539,160	$5,203,241

Supplementary disclosure
Interest received	$186	$188
Interest paid	$195,495	$46,112
Dividends paid	$99,531	$105,625

(4)

BioVectra Inc.
Notes to Consolidated Interim Financial Statements
(Unaudited)
November 30, 2012

1	Summary of significant accounting policies
Basis of accounting
These consolidated interim financial statements have been prepared in accordance with Canadian accounting standards for private enterprises.
The consolidated interim financial statements include the accounts of the company and its wholly-owned subsidiary, BioVectra Inc. (USA), both having November 30, 2012 period ends. Inter-company balances and transactions have been eliminated upon consolidation.
Revenue recognition
Revenue is recognized when ownership has been transferred to the customer and ultimate collection is reasonably assumed at the time of performance.
Preferred shares
The company has preferred shares issued in a tax planning arrangement, and accordingly, is presenting these shares at equity at their par value and any related dividends paid thereon as a charge to retained earnings.
Income taxes
The company accounts for income taxes on the taxes payable basis, and thereby does not report future income taxes.
Cash and cash equivalents
Cash and cash equivalents are comprised of company bank accounts.
Inventory
Inventory of production materials and supplies and work-in-process is valued at the lower of cost, determined on the average cost basis, and market. Finished goods are valued at the lower of cost determined on an average cost basis and market. For finished goods and work-in-process, market is defined as net realizable value; for raw materials and supplies, market is defined as replacement cost.

(5)

Amortization
Amortization of property and equipment and intangible assets is calculated as follows:

	Basis of Calculation	Rate
Land improvements	Declining balance	4%
Buildings	Declining balance	4%, 5% and 10%
Equipment	Declining balance	20%
Automotive	Declining balance	30%
Computer hardware	Declining balance	20%
Computer software	Straight-line	50%
Patents, licenses and trademarks	Straight-line	5.9% and 20%
Building - 2012 expansion	Straight-line	10%
Equipment - 2012 expansion	Straight-line	10%
Amortization is calculated at one-half of the normal annual rates in the year the property and equipment is placed in service.
Foreign operations
The accounts of the integrated foreign subsidiary are translated into Canadian dollars on the following basis:

Monetary assets and liabilities at the exchange rate prevailing at the balance sheet date;

Non-monetary assets and liabilities at the exchange rate prevailing on the transaction date;

Revenue and expenses at average monthly exchange rates for the year.
Foreign currency transactions and balances
Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at the exchange rate prevailing at the balance sheet date. Exchange differences are included in earnings as they arise. Revenues and expenses denominated in foreign currencies are translated at the monthly exchange rate.
Government assistance
Investment tax credits and other government assistance received towards the acquisition of property and equipment are recorded as deferred credits and are amortized on the same basis as the related asset.
The company also receives government assistance with regard to operations and these amounts are recorded directly against the corresponding expense account.
 Use of estimates
The preparation of these consolidated interim financial statements in conformity with Canadian accounting standards for private enterprises requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the current period. Significant items subject to such estimates and assumptions include the valuation of accounts receivable, inventory, and the estimated useful life of property and equipment. Actual results could differ from those estimates.
Financial instruments

(a)	Measurement of financial instruments
BioVectra Inc.’s financial instruments consist of cash and cash equivalents, accounts receivable, investments and advances, accounts payable and accrued liabilities, customer deposits, long-term debt, funded long-term debt and obligations under capital leases.

(6)

The company initially measures its financial assets and financial liabilities at fair value adjusted by, in the case of a financial instrument that will not be measured subsequently at fair value, the amount of transaction costs directly attributable to the instrument. This fair value amount is then deemed to be the amortized cost of the financial instrument.
The company subsequently measures all its financial assets and financial liabilities at amortized cost.

(b)	Impairment
Financial assets measured at amortized cost are tested for impairment when there are indicators of possible impairment. When a significant adverse change has occurred during the period in the expected timing or amount of future cash flows from the financial asset or group of assets, a write-down is recognized in net earnings. The write-down reflects the difference between the carrying amount and the higher of:

i)	The present value of the cash flows expected to be generated by the asset or group of assets;

ii)	The amount that could be realized by selling the asset or group of assets;

iii)	The net realizable value of any collateral held to secure repayment of the asset or group of assets.
When events occurring after the impairment confirm that a reversal is necessary, the reversal is recognized in net earnings up to the amount of the previously recognized impairment.

(c)	Risks
Transacting in financial instruments exposes the company to certain financial risks and uncertainties. These risks include:

i)
Interest rate risk: The company is exposed to interest rate risk due to the variable rate interest on their operating lines. Changes in the bank lending rates can cause fluctuations in cash flows and interest expense. The company does not use any derivatives to manage this risk.

ii)
Credit risk: The company is exposed to credit risk in connection with the collection of its accounts receivable. The company mitigates this risk by performing continuous evaluation of its accounts and loans receivables.

iii)
Exchange rate risk: The company is exposed to exchange rate risk on sales and purchases that are denominated in a currency other than the functional current of the company. The foreign currency of these transactions on a net basis are primarily denominated are in US$. The company mitigates this risk through including price adjustment clauses based upon fluctuations in the dollars outside of an agreed upon range, by switching customers from a US$ billing currency to Canadian dollars and through a series of foreign exchange option commitments as indicated in note 14(b). The net foreign exchange gain during the three month period ending November 30, 2012 is $8,259 (2011 - $223,038) and is included in sales.

iv)
Liquidity risk: The company’s exposure to liquidity risk is dependent on the sale of inventory, collection of accounts receivable or raising of funds to meet commitments and sustain operations. The company controls liquidity risk by management of working capital, cash flows and availability of borrowing facilities.

2	Accounts receivable

	2012	2011
Trade	$5,184,609	$2,778,277
Grants and miscellaneous	606,805	717,659
GST receivable	183,459	207,813
	$5,974,873	$3,703,749

3	Inventory

	2012	2011
Production materials and supplies	$2,734,968	$2,237,197
Work-in-process	6,227,033	2,667,252
Finished goods	1,962,855	2,435,203
	$10,924,856	$7,339,652

4	Investments and advances

(7)

	2012	2011
Investment in and advances to Diagnostic Chemicals
Limited de Mexico S.A. de C.V. and its shareholders - at cost	$215,001	$235,001
Provision for investment and advances	(215,000)	(235,000)
	1	1

Investment in Oncolix Inc.	1,049,328	739,394
Provision for investment in Oncolix Inc.	(1,049,327)	(739,393)
	1	1
	$2	$2

5	Property and equipment

			2012	2011
	Cost $	Accumulated Amortization $	Net $	Net $
Property and equipment
Land and land improvements	$250,911	$51,512	$199,399	$204,255
Buildings	13,790,266	5,883,620	7,906,646	8,247,924
Equipment	29,111,685	21,935,198	7,176,487	7,479,000
Building - 2012 expansion	9,175,077	535,213	8,639,864	—
Equipment - 2012 expansion	8,374,941	488,538	7,886,403	—
Automotive	25,138	3,923	21,215	2,823
Computer hardware and software	1,456,326	1,119,116	337,210	279,476
Construction in progress	—	—	—	12,647,480
	62,184,344	30,017,120	32,167,224	28,860,958
Deferred credits	9,943,142	5,114,150	4,828,992	2,798,752
	$52,241,202	$24,902,970	$27,338,232	$26,062,206
 6    Intangible assets

			2012	2011
	Cost $	Accumulated amortization $	Net $	Net $
Patents, licenses and trademarks	$313,661	$255,189	$58,472	$28,651
Amortization of $6,635 (2011 - $1,182) was expensed on intangible assets during the period.

7	Obligations under capital lease

	2012	2011
Total minimum lease payments, non-interest bearing, due January 2015, payable in monthly instalments of $2,731 including principal and interest	$65,537	$—
Total minimum lease payments, including interest, due June 2017, payable in monthly instalments of $692 including principal and interest	40,538	—
	106,075	—
Less: Current portion	41,073	—
	$65,002	$—

(8)

Certain equipment is pledged as security for the capital leases.
The aggregate amount of lease payments required in the next five years is as follows:

Year ending August 31, 2013	$41,073
2014	41,952
2015	17,365
2016	9,180
2017	6,112
 8    Long-term debt

	2012	2011
3.3% term loan, due April 2013, payable in monthly instalments of $49,466 including principal and interest	$4,320,258	$4,762,522
Less: Current portion	450,170	439,447
	$3,870,088	$4,323,075
The 3.3% term loan is secured by a general assignment providing a first charge over all accounts receivable and inventory, a general assignment of book debts, Section 427 security over inventory, a collateral mortgage conveying a first charge on the properties located at 29 McCarville Street and 17 Hillstrom Avenue, and a priority agreement with the other secured lender.
The lender has provided a letter indicating it will not demand payment prior to January 1, 2014, as long as the loan remains in good-standing. Therefore, the long-term debt has not been classified as a current liability.
The aggregate amount of principal payments required in the next five years, assuming renewed under similar terms and conditions, is as follows:

Year ending August 31, 2013	$450,170
2014	485,096
2015	501,669
2016	518,585
2017	535,690

9	Funded long-term debt

	2012	2011
4% term loan, due February 2022, payable in quarterly instalments of $450,743 including principal and interest	$14,182,911	$—
Prime + 1/4% construction financing loan, to be converted to a 10 year repayable term loan upon substantial completion of construction in progress	—	9,374,348
	14,182,911	9,374,348
Less: Current portion	1,254,488	—
	$12,928,423	$9,374,348
The following is pledged as security for the 4% term loan:
Promissory note for $14,800,000; and
GSA conveying a security interest in all present and after acquired personal property, subject to a priority agreement with the Bank of Montreal that provides the Bank of Montreal with a priority interest in all personal property to a maximum of $11,730,500, with the exception of the following that Prince Edward Island Century 2000 Fund Inc., a subsidiary of a crown corporation of the Province of Prince Edward Island, will have priority interest in:

Specific existing personal property (and insurance proceeds) located at the Aviation Avenue facility

(9)

The personal property being acquired with this loan
A collateral mortgage conveying a second charge on lands and buildings at 17 Hillstrom Avenue

A collateral mortgage conveying a second charge on lands and buildings at 29 McCarville Street

A leasehold mortgage conveying a first fixed charge on buildings at 11 Aviation Avenue

Postponement of claim regarding preferred shares except for permitted redemptions.
The aggregate amount of principal required in the next five years is as follows:

Year ending August 31, 2013	$1,242,263
2014	1,292,293
2015	1,344,764
2016	1,399,091
2017	1,456,438
The company has entered into a supply agreement with a customer to supply a pharmaceutical product for a period of ten years. As required in the agreement, the company was required to finance and construct a facility for the manufacturing of the pharmaceutical product. The company entered into a term loan agreement with Prince Edward Island Century 2000 Fund Inc. to finance $14,800,000 of the construction cost of the facility. Under the supply agreement, the customer agreed to reimburse the company for the quarterly financing payments of $450,743 during the term of the ten year loan.
 10    Contingent liabilities
During the three month period ended November 30, 2012, the company received $190,236 (2011 - $276,330) in funding from the Atlantic Canada Opportunities Agency (ACOA) for two projects for a total cumulative funding to date of $2,984,758 (2011 - $,151,765). These two programs will provide contingently repayable funding, on a cost shared basis, to the company up to a maximum of $5,943,980.
In addition, the company has received a total of $6,969,525 (2011 - $6,969,525) in contingently repayable funding from ACOA for two programs that were completed in 2008 and 2010. During the fiscal year ended August 31, 2012, repayments of $79,218 (August 31, 2011 - $101,954) were accrued for repayment by the company under the terms and conditions of the programs, leaving net contingent liabilities of $6,691,976 (2011 - $6,771,195).
Under the terms of the assistance, the funds are contingently repayable on a royalty basis, based upon products commercialized as a result of the program. In the event products are not commercialized under the program or do not continue to generate revenue, the royalty agreement will be terminated without future obligation to the company.

11	Capital stock
Authorized
Unlimited redeemable Class A preferred shares with no par value
Unlimited Class B, C, D and E preferred shares with no par value. The Class D preferred shares are voting
Unlimited Class A, B, C and D common shares with no par value. The Class A common shares are voting

Issued		2012	2011
12,250,000	Class A preferred shares (2011 - 13,000,000)	$12,250,000	$13,000,000
1,250	Class B preferred shares	1,250	1,250
312.5	Class C preferred shares	—	—
300,000	Class D preferred shares	300	300
8,700	Class A common shares	87	87
1,299.99	Class C non-voting common shares	13	13
		$12,251,650	$13,001,650
During the fiscal year ended August 31, 2012, the company redeemed 750,000 Class A preferred shares at their book value of $750,000.

(10)

12	Government assistance
During the period, the company received government assistance totalling $190,226 (2011 - $276,330) relating to scientific research and other projects. The assistance received has been netted against the related expenditure accounts as follows:

	2012	2011
Materials, supplies and freight	$85,223	$238,721
Wages and levies	22,975	11,930
Non-manufacturing wages and levies	49,762	25,679
Laboratory purchases	32,266	—
	$190,226	$276,330
As indicated in note 10, the assistance received is contingently repayable on a future royalty basis.

13	Income taxes

a)	No provision for income taxes has been booked during the period.

b)
The company also has an amount of Scientific Research Tax Credits which have not been recognized as income. Once tax assessments have confirmed the eligibility of the various projects then the additional tax credits will be recognized as income.

14	Commitments

a)	The company has entered into various operating commitments. The aggregate financial obligation over the next 5 years for these commitments is as follows:

Year ending August 31, 2013	$188,191
2014	188,191
2015	147,370
2016	130,230
2017	127,935

b)	The company has entered into the following series of foreign exchange option commitments:

	Number of Contracts	Contract Amount	Total Amount	Strike Amount	Trigger Price
		$US	$	$	$
Dec. 2012 - May 2013	6	$200,000	$1,200,000	$1.0175	$1.0515
The contracts allow the company the option of exercising the option of selling the contract to the bank at the strike price or, if the market exchange rate is higher than the strike price, of not exercising the option and instead selling the US dollars into the spot market. Included in these contracts is a trigger price that if the market exchange rate meets the trigger price at any point during the duration of the contract period, then the remaining options get converted into contracts at the strike price.

15	Non-cash working capital items

	2012	2011
Decrease in accounts receivable	$545,828	$2,049,744
Decrease in accounts payable and accrued liabilities	(194,522)	(121,120)
Increase in customer deposits	234,131	1,128,016
Decrease in other operating assets	514,619	250,906
Increase in construction deposits and payables	—	(342,238)
Increase in inventory	(1,882,769)	(601,684)
	$(782,713)	$2,363,624

(11)